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                                                          Exhibit (h)(1)(A)(iii)

                                [ING LETTERHEAD]

April 28, 2006

Ms. Alyce Shaw
Directed Services, Inc.
1475 Dunwoody Drive
West Chester, PA 19380

Dear Ms. Shaw:

     Pursuant to the Amended and Restated Shareholder Services Agreement dated April 29, 2005, between ING Investors Trust (the "Trust") and Directed Services, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Shareholder Service Provider to render such services to (1) ING Disciplined Small Cap Value Portfolio, ING FMR(SM) Small Cap Equity Portfolio, ING EquitiesPlus Portfolio and ING Franklin Income Portfolio, four new series of the Trust (the "New Series"); and (2) Service Class shares of ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio (the "New Classes"), effective April 28, 2006, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned New Series and New Classes to AMENDED SCHEDULE A of the Agreement.

     AMENDED SCHEDULE A has also been updated to (1) reflect name changes of ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio, ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio and ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio; and (2) remove ING AIM Mid Cap Growth Portfolio, as this fund recently merged into another fund.

     Please signify your acceptance to act as Shareholder Service Provider under the Agreement with respect to the New Series and New Classes, by signing below.

                                       Very sincerely,


                                       /s/ Robert S. Naka
                                       --------------------------
                                       Robert S. Naka
                                       Executive Vice President
                                       ING Investors Trust

ACCEPTED AND AGREED TO:
Directed Services, Inc.


By:      /s/ Alyce Shaw
Name:    Alyce Shaw
Title:              , DULY AUTHORIZED

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                               AMENDED SCHEDULE A

                               SCHEDULE OF SERIES

                               WITH RESPECT TO THE

               AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                                     BETWEEN

                               ING INVESTORS TRUST

                                       AND

                             DIRECTED SERVICES, INC.

                                                                                                  CLASSES
                                                                                           ----------------------
SERIES                                                                                     SERVICE      SERVICE 2
------                                                                                     -------      ---------
ING AllianceBernstein Mid Cap Growth Portfolio                                                X             X
ING Capital Guardian Small/Mid Portfolio                                                      X             X
ING Capital Guardian U.S. Equities Portfolio                                                  X             X
ING Disciplined Small Cap Value Portfolio                                                     X             X
ING Eagle Asset Capital Appreciation Portfolio                                                X             X
ING EquitiesPlus Portfolio                                                                    X             X
ING Evergreen Health Sciences Portfolio                                                       X             X
ING Evergreen Omega Portfolio                                                                 X             X
ING FMR(SM) Diversified Mid Cap Portfolio                                                     X             X
ING FMR(SM) Small Cap Equity Portfolio                                                        X             X
ING Franklin Income Portfolio                                                                 X             X
ING Global Real Estate Portfolio                                                              X             X
ING Global Resources Portfolio                                                                X             X
ING Goldman Sachs Tollkeeper(SM) Portfolio                                                    X             X
ING International Portfolio                                                                   X             X
ING Janus Contrarian Portfolio                                                                X             X
ING JPMorgan Emerging Markets Equity Portfolio                                                X             X
ING JPMorgan Small Cap Equity Portfolio                                                       X             X
ING Julius Baer Foreign Portfolio                                                             X             X
ING Legg Mason Partners All Cap Portfolio                                                     X             X
ING Legg Mason Value Portfolio                                                                X             X
ING LifeStyle Aggressive Growth Portfolio                                                     X             X
ING LifeStyle Growth Portfolio                                                                X             X
ING LifeStyle Moderate Growth Portfolio                                                       X             X
ING LifeStyle Moderate Portfolio                                                              X             X
ING Limited Maturity Bond Portfolio                                                           X             X
ING Liquid Assets Portfolio                                                                   X             X
ING Lord Abbett Affiliated Portfolio                                                          X             X
ING MarketPro Portfolio                                                                       X             X

                                                                                                  CLASSES
                                                                                           ----------------------
SERIES                                                                                     SERVICE      SERVICE 2
------                                                                                     -------      ---------
ING MarketStyle Growth Portfolio                                                              X             X
ING MarketStyle Moderate Growth Portfolio                                                     X             X
ING MarketStyle Moderate Portfolio                                                            X             X
ING Marsico Growth Portfolio                                                                  X             X
ING Mercury Large Cap Value Portfolio                                                         X             X
ING Mercury Large Cap Growth Portfolio                                                        X             X
ING MFS Mid Cap Growth Portfolio                                                              X             X
ING MFS Total Return Portfolio                                                                X             X
ING Oppenheimer Main Street Portfolio(R)                                                      X             X
ING PIMCO Core Bond Portfolio                                                                 X             X
ING PIMCO High Yield Portfolio                                                                X             X
ING Pioneer Fund Portfolio                                                                    X             X
ING Pioneer Mid Cap Value Portfolio                                                           X             X
ING T. Rowe Price Capital Appreciation Portfolio                                              X             X
ING T. Rowe Price Equity Income Portfolio                                                     X             X
ING Templeton Global Growth Portfolio                                                         X             X
ING UBS U.S. Allocation Portfolio                                                             X             X
ING Van Kampen Equity Growth Portfolio                                                        X             X
ING Van Kampen Global Franchise Portfolio                                                     X             X
ING Van Kampen Growth and Income Portfolio                                                    X             X
ING Van Kampen Real Estate Portfolio                                                          X             X
ING VP Index Plus International Equity Portfolio                                              X             X
ING Wells Fargo Mid Cap Disciplined Portfolio                                                 X             X
ING Wells Fargo Small Cap Disciplined Portfolio                                               X             X